                     SECOND AMENDMENT TO CREDIT AGREEMENT
                                      AND
                                  ASSIGNMENT


     THIS SECOND AMENDMENT TO CREDIT AGREEMENT AND ASSIGNMENT (this "AMENDMENT"), dated as of December 19, 1997, is by and among InSight Health Services Corp. (the "BORROWER"), the subsidiaries of the Borrower identified on the signature pages hereto (the "GUARANTORS"), the lenders identified on the signature pages hereto as Existing Lenders (the "EXISTING LENDERS"; such term shall include NationsBank, N.A. as it may be referred to hereunder as the "ASSIGNING EXISTING LENDER"), the Persons identified as New Lenders on the signature pages hereto (the "NEW LENDERS", and together with the Existing Lenders, the "LENDERS") and NationsBank, N.A., as agent for the Lenders (in such capacity, the "AGENT"). Capitalized terms used herein which are not defined herein and which are defined in the Credit Agreement shall have the same meanings as therein defined.

                              W I T N E S S E T H

     WHEREAS, the Borrower, the Guarantors, the Existing Lenders and the Agent have entered into that certain Credit Agreement dated as of October 14, 1997, as amended, (the "EXISTING CREDIT AGREEMENT").

     WHEREAS, the parties to the Existing Credit Agreement have agreed to amend the Existing Credit Agreement to affect the increase in the Acquisition Loan Committed Amount and the Tranche B Term Loan Committed Amount pursuant to Section 3.4(b) of the Existing Credit Agreement (as amended hereby) as set forth herein.

     WHEREAS, the parties to the Existing Credit Agreement and the New Lenders have agreed that the New Lenders shall become parties to the Existing Credit Agreement (as amended hereby) by way of assignment by the Assigning Existing Lender of certain percentages of its Commitments.

     NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    PART 1
                                  DEFINITIONS

     SUBPART 1.1 CERTAIN DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

          "AMENDED CREDIT AGREEMENT" means the Existing Credit Agreement as amended hereby.

          "AMENDMENT NO. 2 EFFECTIVE DATE" is defined in SUBPART 3.1.

     SUBPART 1.2 OTHER DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                    PART 2
                    AMENDMENTS TO EXISTING CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the Amendment No. 2 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this PART 2. Except as so amended, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.

     SUBPART 2.1 AMENDMENTS TO SECTION 1.1. The following definition is hereby amended in its entirety to read as follows:

          "CONSOLIDATED CASH INTEREST EXPENSE" means, for any period, cash interest expense (including the amortization of debt discount and premium, the interest component under Capital Leases and the implied interest component under Synthetic Leases) of the Consolidated Parties on a consolidated basis for such period, as determined in accordance with GAAP; provided, however, that, notwithstanding anything to the contrary set forth in this Credit Agreement, (i) for any calculation as of the fiscal quarter ending March 31, 1998 for the twelve-month period then ended, Consolidated Cash Interest Expense shall be determined based on Consolidated Cash Interest Expense for the one-quarter period then ended multiplied by 4, (ii) for any calculation as of the fiscal quarter ending June 30, 1998 for the twelve-month period then ended, Consolidated Cash Interest Expense shall be determined based on Consolidated Cash Interest Expense for the two-quarter period then ended multiplied by 2 and (iii) for any calculation as of the fiscal quarter ending September 30, 1998 for the twelve-month period then ended, Consolidated Cash Interest Expense shall be determined based on Consolidated Cash Interest Expense for the three-quarter period then ended multiplied by 1.33.

          "CONSOLIDATED INTEREST EXPENSE" means, for any period, interest expense (including the amortization of debt discount and premium, the interest component under Capital Leases and the implied interest component under Synthetic Leases) of the Consolidated Parties on a consolidated basis for such period, as determined in accordance with GAAP; provided, however, that, notwithstanding anything to the contrary set forth in this Credit Agreement, (i) for any calculation as of the fiscal quarter ending March 31, 1998 for the twelve-month period then ended, Consolidated Interest Expense shall be determined based on Consolidated Interest Expense for the one-quarter period then ended multiplied by 4, (ii) for any calculation as of the fiscal quarter ending June 30, 1998 for the twelve-month period then ended, Consolidated Interest Expense shall be determined based on Consolidated Interest Expense for the two-quarter period then ended multiplied by 2 and (iii) for any calculation as of the fiscal quarter ending September 30, 1998 for the twelve-month period then ended, Consolidated Interest Expense shall be determined based on Consolidated Interest Expense for the three-quarter period then ended multiplied by 1.33.

          "ELIGIBLE ASSIGNEE" means (i) a Lender; (ii) an Affiliate of a Lender; (iii) any Approved Fund; and (iv) any other Person approved by the Agent and, unless an Event of Default has occurred and is continuing at the time any assignment is effected in accordance with Section 11.3, the Borrower (such approval not to be unreasonably withheld or delayed by the Borrower and such approval to be deemed given by the Borrower if no objection is received by the assigning Lender and the Agent from the Borrower within five Business Days after notice of such proposed assignment has been provided by the assigning Lender to the Borrower); PROVIDED, HOWEVER, that neither the Borrower nor an Affiliate of the Borrower shall qualify as an Eligible Assignee. For the purposes of this definition, "Approved Fund" shall mean, with respect to any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans which is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

          "MATURITY DATE" means (i) as to the Revolving Loans and Letters of Credit (and the related LOC Obligations) October 14, 2002, (ii) as to the Tranche A Term Loan, September 30, 2002, (iii) as to the Acquisition Loans, September 30, 2003 and (iv) as to the Tranche B Term Loan, September 30, 2004.

     SUBPART 2.2 AMENDMENT TO SECTION 2.3. Section 2.3(a) of the Existing Credit Agreement is amended in its entirety to read as follows:

          (a) ACQUISITION LOAN COMMITMENT. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, each Lender severally agrees to make available to the Borrower such Lender's Acquisition Loan Commitment Percentage of revolving credit loans requested by the Borrower in Dollars ("ACQUISITION LOANS") from time to time from the Effective Date until October 14, 1999, or such earlier date as the Acquisition Loan Commitments shall have been terminated as provided herein for the purpose of financing the purchase price of, and fees and expenses in connection with, Permitted Acquisitions and Permitted Capital Expenditures; PROVIDED, HOWEVER, that the sum of the aggregate principal amount of outstanding Acquisition Loans shall not exceed SIXTY-FIVE MILLION DOLLARS ($65,000,000) (as such aggregate maximum amount may be reduced or increased from time to time as provided in Section 3.4, the "ACQUISITION LOAN COMMITTED AMOUNT"); PROVIDED, FURTHER, (A) with regard to each Lender individually, such Lender's outstanding Acquisition Loans shall not exceed such Lender's Acquisition Loan Commitment Percentage of the Acquisition Loan Committed Amount, and (B) the aggregate principal amount of outstanding Acquisition Loans shall not exceed the Acquisition Loan Committed Amount. Acquisition Loans may consist of Base Rate Loans or Eurodollar Loans, or a combination thereof, as the Borrower may request; PROVIDED, HOWEVER, that no more than 16 Eurodollar Loans shall be outstanding hereunder at any time. For purposes hereof, Eurodollar Loans with different Interest Periods shall be considered as separate Eurodollar Loans, even if they begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurodollar Loan with a single Interest Period. Acquisition Loans, other than any term portion of the Acquisition Loans, hereunder may be repaid and reborrowed in accordance with the provisions hereof.

     SUBPART 2.3. AMENDMENT TO SECTION 2.4(d). Section 2.5(d) of the Existing Credit Agreement is amended as follows:

          (d) REPAYMENT OF TRANCHE A TERM LOAN. The principal amount of the Tranche A Term Loan shall be repaid in nineteen (19) consecutive quarterly installments as follows, unless accelerated sooner pursuant to
     Section 9.2:

                               * * * * * * * *

     SUBPART 2.4. AMENDMENT TO SECTION 2.5(a). Section 2.5(a) of the Existing Credit Agreement is amended in its entirety to read as follows:

          (a) TRANCHE B TERM COMMITMENT. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, each Lender severally agrees to make available to the Borrower on the Effective Date such Lender's Tranche B Term Loan Commitment Percentage of a term loan in Dollars (the "TRANCHE B TERM LOAN") in the aggregate principal amount of FORTY MILLION DOLLARS ($40,000,000) (the "TRANCHE B TERM LOAN COMMITTED AMOUNT") for the purposes hereinafter set forth. The Tranche B Term Loan may consist of Base Rate Loans or Eurodollar Loans, or a combination thereof, as the Borrower may request; PROVIDED, HOWEVER, that no more than 16 Eurodollar Loans shall be outstanding hereunder at any time. For purposes hereof, Eurodollar Loans with different Interest Periods shall be considered as separate Eurodollar Loans, even if they begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurodollar Loan with a single Interest Period. Amounts repaid on the Tranche B Term Loan may not be reborrowed.

     SUBPART 2.5. AMENDMENT TO SECTION 2.5(d). Section 2.5(d) of the Existing Credit Agreement is amended in its entirety to read as follows:

          (d) REPAYMENT OF TRANCHE B TERM LOAN. The principal amount of the Tranche B Term Loan shall be repaid in twenty-seven (27) consecutive quarterly installments as follows, unless accelerated sooner pursuant to
     Section 9.2:

                                                        TRANCHE B TERM
             PRINCIPAL AMORTIZATION                     LOAN PRINCIPAL
                  PAYMENT DATES                          AMORTIZATION
                                                            PAYMENT
          -----------------------------                 --------------
          March 31, 1998, June 30, 1998                    $333,333.33
            and September 30, 1998

          December 31, 1998, March 31,                     $250,000.00
          1999, June 30, 1999, September
           30, 1999, December 31, 1999,
          March 31, 2000, June 30, 2000,
          September 30, 2000, December
          31, 2000, March 31, 2001, June
           30, 2001, September 30, 2001,
          December 31, 2001, March 31,
            2002, June 30, 2002 and
              September 30, 2002

          December 31, 2002, March 31,                   $3,750,000.00
            2003, June 30, 2003 and
              September 30, 2003

          December 31, 2003, March 31,                   $5,000,000.00
            2004, June 30, 2004 and
              September 30, 2004


     SUBPART 2.6. AMENDMENT TO SECTION 3.4(b). Section 3.4(b) of the Existing Credit Agreement is amended in its entirety to read as follows:

          (b) INCREASE IN ACQUISITION LOAN COMMITMENTS/TRANCHE B TERM LOAN COMMITMENTS. The Borrower shall have the right upon at least fifteen
     (15) Business Days' prior written notice to the Agent to increase the Acquisition Loan Committed Amount and/or the Tranche B Term Loan Committed Amount by an aggregate amount up to $25,000,000, in a single increase, at any time on or after the Effective Date, SUBJECT, HOWEVER, in any such case, to satisfaction of the following conditions precedent:

               (A) no Default or Event of Default has occurred and is continuing on the date on which such Acquisition Loan Committed Amount and/or Tranche B Term Loan Committed Amount increase is to become effective;

               (B) the representations and warranties set forth in Section 6 of this Credit Agreement shall be true and correct in all material respects on and as of the date on which such Acquisition Loan Committed Amount and/or Tranche B Term Loan Committed Amount increase is to become effective;

               (C) on or before the date on which such Acquisition Loan Committed Amount and/or Tranche B Term Loan Committed Amount increase is to become effective, the Agent shall have received, for its own account, the mutually acceptable fees and expenses required by separate agreement of the Borrower and the Agent to be paid in connection with such increase;

               (D) such Acquisition Loan Committed Amount and/or Tranche B Term Loan Committed Amount increase shall be an integral multiple of $1,000,000 and shall in no event be less than $5,000,000; and

               (E) such requested Commitment increase shall be effective on such date only to the extent that, on or before such date, (a) the Agent shall have received and accepted a corresponding amount of Additional Commitment(s) pursuant to a commitment letter(s) acceptable to the Agent from one or more Lenders acceptable to the Agent and, with respect to any Lender that is not at such time a Lender hereunder, the Borrower and (B) each such Lender has executed an agreement in the form of EXHIBIT 3.4(b) hereto (each such agreement a "NEW COMMITMENT AGREEMENT"), accepted in writing therein by the Agent and, with respect to any Lender that is not at such time a Lender hereunder, the Borrower, with respect to the Additional Commitment of such Lender.

     SUBPART 2.7. AMENDMENT TO SECTION 3.11(d). Section 3.11(d) of the Existing Credit Agreement is amended in its entirety to read as follows:

          (d) Each Lender organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Credit Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by the Borrower or the Agent (but only so long as such Lender remains lawfully able to do so), shall provide the Borrower and the Agent with (i) Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Credit Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and/or (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Internal Revenue Code), certifying that such Lender is entitled to an exemption from or a reduced rate of tax on payments pursuant to this Credit Agreement or any of the other Credit Documents.

     SUBPART 2.8. AMENDMENT TO SECTION 7.16(b). Section 7.16(b) of the Existing Credit Agreement is amended in its entirety to read as follows:

          (b) On or before January 31,1998, the Credit Parties shall deliver to the Agent (i) evidence satisfactory to the Agent that the good standing status of each Subsidiary identified in SCHEDULE 6.13 as not being in good standing in any listed jurisdiction has been reinstated to good standing status in each such jurisdiction and (ii) evidence satisfactory to the Agent that each Subsidiary identified in SCHEDULE
     6.13 as having incomplete tax data available for any listed jurisdiction is in good tax standing in each such jurisdiction.

     SUBPART 2.9. AMENDMENT TO SECTION 9.2. Section 9.2 of the Existing Credit Agreement is amended in its entirety to read as follows:

     9.2  ACCELERATION; REMEDIES.

     Upon the occurrence of an Event of Default, and at any time thereafter unless and until such Event of Default has been waived by the requisite Lenders (pursuant to the voting requirements of Section 11.6) or cured to the satisfaction of the requisite Lenders (pursuant to the voting procedures in Section 11.6), the Agent shall, upon the request and direction of the Required Lenders, by written notice to the Credit Parties take any of the following actions:

          (a) TERMINATION OF COMMITMENTS. Declare the Commitments terminated whereupon the Commitments shall be immediately terminated.

          (b) ACCELERATION. Declare the unpaid principal of and any accrued interest in respect of all Loans, any reimbursement obligations arising from drawings under Letters of Credit and any and all other indebtedness or obligations of any and every kind owing by the Borrower to the Agent and/or any of the Lenders hereunder to be due whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

          (c) CASH COLLATERAL. Direct the Borrower to pay (and the Borrower agrees that upon receipt of such notice, or upon the occurrence of an Event of Default under Section 9.1(e), it will immediately pay) to the Agent additional cash, to be held by the Agent, for the benefit of the Lenders, in a cash collateral account as additional security for the LOC Obligations in respect of subsequent drawings under all then outstanding Letters of Credit in an amount equal to the maximum aggregate amount which may be drawn under all Letters of Credits then outstanding.

          (d) ENFORCEMENT OF RIGHTS. Enforce any and all rights and interests created and existing under the Credit Documents including, without limitation, all rights and remedies existing under the Collateral Documents, all rights and remedies against a Guarantor and all rights of set-off.

     Notwithstanding the foregoing, if an Event of Default specified in
Section 9.1(e) shall occur, then the Commitments shall automatically terminate and all Loans, all reimbursement obligations arising from drawings under Letters of Credit, all accrued interest in respect thereof, all accrued and unpaid Fees and other indebtedness or obligations owing to the Agent and/or any of the Lenders hereunder automatically shall immediately become due and payable without the giving of any notice or other action by the Agent or the Lenders.

     SUBPART 2.10. AMENDMENT TO SECTION 11.3(b)(ii). Section 11.3(b)(ii) of the Existing Credit Agreement is amended in its entirety to read as follows:

               (ii) except in the case of an assignment to another Lender or an Approved Fund (as referred to in the definition of "Eligible Assignee") or an assignment of all of a Lender's rights and obligations under this Credit Agreement, any such partial assignment shall be in an amount at least equal to $5,000,000 (or, if less, the remaining amount of the Commitment being assigned by such Lender) or an integral multiple of $1,000,000 in excess thereof;

     SUBPART 2.11. AMENDMENT TO SECTION 11.3(b)(iv). Section 11.3(b)(iv) of the Existing Credit Agreement is amended in its entirety to read as follows:

               (iv) the parties to such assignment shall execute and deliver to the Agent for its acceptance an Assignment and Acceptance in the form of Exhibit 11.3(b) hereto, together with any Note subject to such assignment and a processing fee of $3,500; provided that no such fee shall be payable in the case of an assignment by a Lender to (A) an Affiliate of such Lender or (B) an Approved Fund (as referred to in the definition of "Eligible Assignee") which is an Affiliate of such Lender.

     SUBPART 2.12 SCHEDULE 2.1(a). SCHEDULE 2.1(a) of the Existing Credit Agreement is hereby deleted in its entirety and a new schedule in the form of
SCHEDULE 2.1(a) attached hereto is substituted therefor.

     SUBPART 2.13 SCHEDULE 6.13. SCHEDULE 6.13 of the Existing Credit Agreement is hereby deleted in its entirety and a new schedule in the form of
SCHEDULE 6.13 attached hereto is substituted therefor.

                                    PART 3
                         CONDITIONS TO EFFECTIVENESS

     SUBPART 3.1 AMENDMENT NO. 2 EFFECTIVE DATE. This Amendment shall be and become effective as of the date hereof (the "AMENDMENT NO. 2 EFFECTIVE DATE") when all of the conditions set forth in this PART 3 shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as "AMENDMENT NO. 2."

     SUBPART 3.2 EXECUTION OF COUNTERPARTS OF AMENDMENT. The Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors and the Lenders.

     SUBPART 3.3 OTHER ITEMS. The Agent shall have received such other documents, agreements or information which may be reasonably requested by the Agent.

                                    PART 4
                          ASSIGNMENTS AND ASSUMPTIONS

     The Assigning Existing Lender hereby sells and assigns, without recourse, to the New Lenders, and the New Lenders hereby purchase and assume, without recourse, from the Assigning Existing Lender, effective as of the Amendment No. 2 Effective Date, such interests in the Assigning Existing Lender's rights and obligations under the Existing Credit Agreement (including, without limitation, the Commitments of the Assigning Existing Lender on the Amendment No. 2 Effective Date and the Revolving Loans and LOC Obligations, the Acquisition Loans, the portions of the Tranche A Term Loan and the portions of the Tranche B Term Loan owing to the Assigning Existing Lender which are outstanding on the Amendment No. 2 Effective Date) as shall be necessary in order to give effect to the reallocations of the Revolving Committed Amounts and Revolving Commitment Percentages, the Tranche A Term Loan Committed Amounts and Tranche A Term Loan Commitment Percentages and the Tranche B Term Loan Committed Amounts and Tranche B Term Loan Commitment Percentages effected by the amendment to Schedule 2.1(a) to the Existing Credit Agreement pursuant to SUBPART 2.6. From and after the Amendment No. 2 Effective Date (i) each of the New Lenders shall be a party to and be bound by the provisions of the Existing Credit Agreement (as amended hereby) and, to the extent of the interests assigned hereby, have the rights and obligations of a Lender thereunder and under the other Credit Documents and
(ii) the Assigning Existing Lender shall, to the extent of the interests assigned hereby, relinquish its rights and be released from its obligations under the Existing Credit Agreement. The Assigning Existing Lender (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Credit Party or the performance or observance by any Credit Party of any of its obligations under the Credit Documents or any other instrument or document furnished pursuant thereto. Each New Lender (i) confirms that it has received a copy of the Existing Credit Agreement (as amended hereby) together with copies of the financial statements referred to in Section 7.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Agent, the Assigning Existing Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Amended Credit Agreement; (iii) confirms that it is an Eligible Lender; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Amended Credit Agreement are required to be performed by it as a Lender; and (vi) attaches any U.S. Internal Revenue Service or other forms required under Section 3.11 of the Amended Credit Agreement.

                                    PART 5
                                 MISCELLANEOUS

     SUBPART 5.1 REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to the Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents and (b) the representations and warranties set forth in Section 6 of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

     SUBPART 5.2 REAFFIRMATION OF CREDIT PARTY OBLIGATIONS. Each Credit Party hereby ratifies the Credit Agreement acknowledges and reaffirms (i) that it is bound by all terms of the Credit Agreement and (ii) that it is responsible for the observance and full performance of the Credit Party Obligations.

     SUBPART 5.3 CROSS-REFERENCES. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

     SUBPART 5.4 INSTRUMENT PURSUANT TO EXISTING CREDIT AGREEMENT. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

     SUBPART 5.5 REFERENCES IN OTHER CREDIT DOCUMENTS. At such time as this Amendment No. 2 shall become effective pursuant to the terms of SUBPART 3.1, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment No. 2.

     SUBPART 5.6 COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SUBPART 5.7 GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE NEW YORK.

     SUBPART 5.8 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        [The remainder of this page has been left blank intentionally.]

     IN WITNESS WHEREOF the Borrower, the Guarantors and the Existing Lender have caused this Amendment to be duly executed on the date first above written.


BORROWER:                       INSIGHT HEALTH SERVICES CORP.


                                By:
                                   -----------------------------------------
                                Name: Thomas V. Croal
                                Title: Executive Vice President,
                                       Chief Financial Officer and Secretary


GUARANTORS:                     INSIGHT HEALTH CORP.

                                By:
                                   -----------------------------------------
                                Name: Thomas V. Croal
                                Title: Executive Vice President,
                                       Chief Financial Officer and Secretary


                                RADIOLOGY SERVICES CORP.

                                By:
                                   -----------------------------------------
                                Name: Thomas V. Croal
                                Title: Executive Vice President,
                                       Chief Financial Officer and Secretary


                                OPEN MRI, INC.

                                By:
                                   -----------------------------------------
                                   Name: Thomas V. Croal
                                   Title: Executive Vice President,
                                          Chief Financial Officer and Secretary


                                MAXUM HEALTH CORP.

                                By:
                                   ----------------------------------------
                                   Name: Thomas V. Croal
                                   Title: Executive Vice President,
                                          Chief Financial Officer and Secretary

                                  [Signatures Continued]

                                RADIOSURGERY CENTERS, INC.

                                By:
                                   -----------------------------------------
                                Name: Thomas V. Croal
                                Title: Executive Vice President,
                                       Chief Financial Officer and Secretary


                                MTS ENTERPRISES, INC.

                                By:
                                   -----------------------------------------
                                Name: Thomas V. Croal
                                Title: Executive Vice President,
                                       Chief Financial Officer and Secretary


                                QUEST FINANCIAL SERVICES, INC.

                                By:
                                   -----------------------------------------
                                Name: Thomas V. Croal
                                Title: Executive Vice President,
                                       Chief Financial Officer and Secretary


                                MAXUM HEALTH SERVICES CORP.

                                By:
                                   -----------------------------------------
                                Name: Thomas V. Croal
                                Title: Executive Vice President,
                                       Chief Financial Officer and Secretary


                                DIAGNOSTEMPS, INC.

                                By:
                                   -----------------------------------------
                                Name: Thomas V. Croal
                                Title: Executive Vice President,
                                       Chief Financial Officer and Secretary

                               [Signatures Continued]

                               DIAGNOSTIC SOLUTIONS CORP.

                               By:
                                   -----------------------------------------
                               Name: Thomas V. Croal
                               Title: Executive Vice President,
                                      Chief Financial Officer and Secretary


                               MAXUM HEALTH SERVICES
                               OF NORTH TEXAS, INC.

                               By:
                                   -----------------------------------------
                               Name: Thomas V. Croal
                               Title: Executive Vice President,
                                      Chief Financial Officer and Secretary


                               MAXUM HEALTH SERVICES
                               OF ARLINGTON, INC.

                               By:
                                   -----------------------------------------
                               Name: Thomas V. Croal
                               Title: Executive Vice President,
                                      Chief Financial Officer and Secretary


                               MAXUM HEALTH SERVICES
                               OF DALLAS, INC.

                               By:
                                   -----------------------------------------
                               Name: Thomas V. Croal
                               Title: Executive Vice President,
                                      Chief Financial Officer and Secretary


                               NORTH DALLAS DIAGNOSTIC CENTER, INC.

                               By:
                                   -----------------------------------------
                               Name: Thomas V. Croal
                               Title: Executive Vice President,
                                      Chief Financial Officer and Secretary

                               [Signatures Continued]

     EXISTING LENDERS:         NATIONSBANK, N. A.,
                               individually in its capacity as a
                               Lender and in its capacity as Agent

                               By:
                                  ------------------------------------------
                               Name:
                                    ----------------------------------------
                               Title:
                                     ---------------------------------------

                               AMARA-1 FINANCE LTD.

                               By:
                                  ------------------------------------------
                               Name:
                               Title:

                               STRATA FUNDING LTD.

                               By:
                                  ----------------------------------------
                               Name:
                               Title:

     IN WITNESS WHEREOF the New Lenders have become a party to the Amended Credit Agreement on the date first above written.

NEW LENDERS:

                               BANKBOSTON, N.A.

                               By:
                                  ----------------------------------------
                               Name:
                               Title:

                               BANQUE PARIBAS

                               By:
                                  -----------------------------------------
                               Name:
                               Title:

                               BHF-BANK AKTIENGESELLSCHAFT

                               By:
                                  -----------------------------------------
                               Name:
                               Title:


                               By:
                                  -----------------------------------------
                               Name:
                               Title:

                         DRESDNER BANK AG, NEW YORK BRANCH AND
                         GRAND CAYMAN BRANCH

                         By:
                             ----------------------------------
                         Name:
                         Title:



                         By:
                             ----------------------------------
                         Name:
                         Title:

                         HELLER FINANCIAL, INC.

                         By:
                             ----------------------------------
                         Name:
                         Title:

                         IMPERIAL BANK, A CALIFORNIA BANKING
                         CORPORATION

                         By:
                             ----------------------------------
                         Name:
                         Title:

                         UNION BANK OF CALIFORNIA, N.A.

                         By:
                             ----------------------------------
                         Name:
                         Title:

                         MERRILL LYNCH SENIOR FLOATING RATE
                         FUND, INC.

                         By:
                             ----------------------------------
                         Name:
                         Title:

                    This page has been intentionally left blank.

                         INDOSUEZ CAPITAL FUNDING II, LIMITED
                         BY:  INDOSUEZ CAPITAL LUXEMBOURG, AS
                              COLLATERAL MANAGER

                         By:
                             ----------------------------------
                         Name:
                         Title:

                         VAN KAMPEN AMERICAN CAPITAL PRIME
                         RATE INCOME TRUST

                         By:
                             ----------------------------------
                         Name:
                         Title: